                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 12, 2002


                           MENTOR GRAPHICS CORPORATION
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Oregon                           0-13442                       93-0786033
---------------------------------      ----------------------           ------------------
 (State or other jurisdiction of      (Commission File Number)           (I.R.S. Employer
         Incorporation)                                               Identification Number)



             8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (503) 685-7000
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

               Mentor Graphics, an Oregon corporation ("Mentor"), has entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") dated as of March 12, 2002, by and among Mentor, Fresno Corporation, a Delaware corporation and a wholly-owned subsidiary of Mentor ("Purchaser"), and IKOS Systems, Inc., a Delaware corporation ("IKOS"), pursuant to which Mentor will acquire IKOS for $11.00 per share of IKOS common stock, in cash. The Merger Agreement contemplates the continuation of Purchaser's existing tender offer to purchase all outstanding shares of IKOS common stock at a price of $11.00 per share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 7, 2001, as supplemented by a Supplement dated March 13, 2002, and in the related revised Letter of Transmittal (collectively, the "Offer"). Following consummation of the Offer and the satisfaction or waiver of certain conditions, Purchaser will be merged with and into IKOS (the "Merger") with IKOS surviving the Merger as a wholly-owned subsidiary of Mentor, whereby all of the remaining outstanding shares of IKOS common stock will be converted into the right to receive $11.00 per share in cash. On March 12, 2002, Mentor and IKOS issued a joint press release regarding the execution of the Merger Agreement. The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)    Exhibits:

               2.1 Agreement and Plan of Merger and Reorganization by and among Mentor Graphics Corporation, Fresno Corporation and IKOS Systems, Inc., dated as of March 12, 2002 (incorporated by reference to the Schedule TO filed by Mentor Graphics with the SEC on March 13, 2002).

               99.1 Press Release dated March 12, 2002 (incorporated by reference to the Schedule TO filed by Mentor Graphics with the SEC on March 13, 2002).

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 13, 2002

                                    MENTOR GRAPHICS CORPORATION
                                           (Registrant)

                                    By:    /s/ Gregory K. Hinckley
                                           ------------------------------------
                                           Gregory K. Hinckley
                                           President and Chief Operating Officer

                                  EXHIBIT INDEX

Exhibits

2.1 Agreement and Plan of Merger and Reorganization by and among Mentor Graphics Corporation, Fresno Corporation and IKOS Systems, Inc., dated as of March 12, 2002 (incorporated by reference to the Schedule TO filed by Mentor Graphics with the SEC on March 13, 2002).

99.1 Press Release dated March 12, 2002 (incorporated by reference to the Schedule TO filed by Mentor Graphics with the SEC on March 13, 2002).